UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 21, 2010

Date of Report (Date of earliest event reported)

VIST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-14555	23-2354007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1240 Broadcasting Road, Wyomissing, Pennsylvania	19610
(Address of principal executive offices)	(Zip Code)

(610) 208-0966

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01               Entry into a Material Definitive Agreement.

On April 21, 2010, VIST Financial Corp. (“VIST”) entered into separate stock purchase agreements with each of Emerald Advisers, Inc. (“Emerald”) and Weaver Consulting & Asset Management (d/b/a Battlefield Capital Management, LLC) (“Battlefield”) relating to the sale of an aggregate of 644,000 shares of VIST’s authorized but unissued common stock, par value $5.00 per share (“Common Stock”), at a purchase price of $8.00 per share.

Pursuant to the stock purchase agreement between VIST and Emerald, dated April 21, 2010 (the “Emerald Stock Purchase Agreement”), Emerald will purchase 322,000 shares of Common Stock at a purchase price of $8.00 per share or an aggregate of $2.576 million in cash.  Closing of the transaction under the Emerald Stock Purchase Agreement is subject to certain limited conditions precedent, including the filing and effectiveness of a Form S-3 Registration Statement to register the possible resale of the shares of Common Stock purchased by Emerald under the Emerald Stock Purchase Agreement.  Under the Emerald Stock Purchase Agreement, VIST is required to file the Form S-3 Registration Statement with the Securities and Exchange Commission (“SEC”) within 15 days of the date of the Agreement.

Pursuant to the stock purchase agreement by and between VIST and Battlefield, dated April 21, 2010 (the “Battlefield Stock Purchase Agreement”), Battlefield will purchase 322,000 shares of Common Stock at a purchase price of $8.00 per share or an aggregate of $2.576 million in cash.  Closing of the transaction under the Battlefield Stock Purchase is subject to certain limited conditions precedent, including closing of the transaction under the Emerald Stock Purchase Agreement.

The foregoing description of the Emerald Stock Purchase Agreement and the Battlefield Stock Purchase Agreement is qualified in its entirety by reference to each Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, and incorporated by reference.  On April 23, 2010, VIST issued a press release to report the Agreements, which is furnished with this Form 8-K as Exhibit 99.1.

Item 3.02               Unregistered Sales of Equity Securities.

As reported in Item 1.01, on April 21, 2010, VIST entered into two stock purchase agreements relating to the issuance and sale of 644,000 shares of its Common Stock for an aggregate of $5.152 million in cash before payment of a placement fee of 7%. These transactions are exempt from registration under the Securities Act of 1933, as amended (the “Act”), by virtue of the exemption afforded in Section 4(2) of the Act in that each transaction in the Common Stock is with only one institutional purchaser.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits:

10.1         Stock Purchase Agreement, dated April 21, 2010, by and between VIST Financial Corp. and Emerald Advisers, Inc.

10.2         Stock Purchase Agreement, dated April 21, 2010, by and between VIST Financial Corp. and Weaver Consulting & Asset Management (d/b/a/ Battlefield Capital Management, LLC)

99.1         Press release of VIST Financial Corp. dated April 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIST FINANCIAL CORP.

Dated: April 26, 2010

	By:	/s/ Edward C. Barrett
Edward C. Barrett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Stock Purchase Agreement, dated April 21, 2010, by and between VIST Financial Corp. and Emerald Advisers, Inc.
10.2	Stock Purchase Agreement, dated April 21, 2010, by and between VIST Financial Corp. and Weaver Consulting & Asset Management (d/b/a/ Battlefield Capital Management, LLC)
99.1	Press release of VIST Financial Corp. announcing private placement dated April 23, 2010